Income Taxes (Tables)	12 Months Ended
Dec. 31, 2022
Income Taxes
Schedule of tax effects of temporary differences that give rise to significant portions of deferred tax assets

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$87,216	$81,102
Research credit carryforward	7,071	7,943
Stock options and other	2,297	2,114
Total gross deferred tax assets	96,584	91,159
Valuation allowance for deferred tax assets	(96,584)	(91,159)
Net deferred tax assets	$—	$—

Schedule of reconciliation of U.S. statutory income tax rate to effective tax rate

	December 31,
	2022	2021 (Restated)	2020
Federal income tax at statutory rate	21.0%	21.0%	21.0%
State income tax benefit, net of federal benefit	0.1%	0.2%	1.0%
Unrealized gain on warrants	18.8%	1.1%	—%
Research and development tax credits	0.1%	0.2%	0.7%
Other	(5.6)%	(2.2)%	(2.0)%
Increase to valuation allowance	(18.5)%	(20.3)%	(20.7)%
Effective income tax rate	15.9%	0.0%	0.0%